Exhibit 10.4

Execution Version

CONFIDENTIAL

February 28, 2022

U.S. Well Services, LLC and the other Loan Parties (as defined below)

1360 Post Oak Boulevard, Suite 1800

Houston, Texas 77056

Attention: Kyle O’Neill

Re: Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement, dated February 28, 2022, and Term C Loan Repayment Premium

Ladies and Gentlemen:

Reference is made to (a) that certain Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), by and among U.S. Well Services, LLC, a Delaware limited liability company (the “Borrower”), U.S. Well Services, Inc., a Delaware corporation (the “Parent”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”, together with USWS Fleet 10, collectively, the “Subsidiary Guarantors”), USWS Holdings LLC, a Delaware limited liability company (“Holdings”, together with the Parent, the Borrower, and the Subsidiary Guarantors, collectively, the “Loan Parties”), CLMG Corp., as Administrative Agent (the “Administrative Agent”), CLMG Corp., as Term Loan Collateral Agent (the “Collateral Agent”), and the Lenders party thereto from time to time, and (b) that certain Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement, dated as of the date hereof (the “Sixth Amendment”; the Existing Credit Agreement as amended by the Sixth Amendment, and as further amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Parent, Holdings, the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent, and the Lenders party thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement or the Sixth Amendment, as applicable.

To induce the Term Loan C Lenders to extend credit to the Borrower on account of the Term C Loans, in each case, on the terms and conditions set forth in the Sixth Amendment and the Credit Agreement (the “Transaction”), and for the consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this letter agreement (this “Letter Agreement”), by and among the Term Loan C Lenders and the holders of the Warrants party hereto, on the one hand, and the Loan Parties, on the other hand, memorializes the following agreements:

1.	Term C Loan Repayment Premium.

a.

In addition to, and without limiting in any respect, the Loan Parties’ respective obligations under the Credit Agreement and the other Loan Documents (including, without limitation, payment in full in Cash of all principal amounts of the Term C Loans and accrued and unpaid interest thereon, as well as any and all other Obligations), the Borrower hereby agrees to pay to the Term Loan C Lenders, on a pro rata basis on account of the principal amount of the Term C Loans held by each such Term Loan C Lender, upon any prepayment or repayment of the Term C Loans and upon any acceleration of the Term C Loans pursuant to Section 6.01 of the Credit Agreement, regardless of whether such repayment or prepayment is at the Borrower’s option, a premium on the portion of the principal amount of the Term C Loans so repaid, prepaid, or accelerated equal to (a) if such repayment, prepayment, or acceleration occurs on or prior to the date that is the three (3) month anniversary of the date hereof, fifty percent (50.0%) of such repaid, prepaid, or accelerated amount, (b) if such repayment, prepayment, or acceleration occurs after the date that is the three (3) month anniversary of the date hereof but on or prior to the date that is the six (6) month anniversary of the date hereof, seventy-five percent (75.0%) of such repaid, prepaid, or accelerated amount, and (c) if such repayment, prepayment, or acceleration occurs after the six (6) month anniversary of the date hereof, one hundred percent (100.0%) of such repaid, prepaid, or accelerated amount (collectively, the “Term C Loan Repayment Premium”; such period beginning on the date hereof and each day thereafter until payment in full in Cash of all Obligations on account of the Term C Loans (including, without limitation, all principal amounts, interest, and the applicable Term C Loan Repayment Premium), the “Term C Loan Repayment Premium Period”); provided, however, that, in each such case, the Term C Loan Repayment Premium shall only be payable in the event that the TLA/TLB Repayment Event has occurred.

b.

Without limiting the generality of this Section 1, upon any acceleration (whether elective or automatic) of the unpaid principal balance of any Term C Loan pursuant to Section 6.01 of the Credit Agreement (including, without limitation, any acceleration upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code or any other Bankruptcy Law, including, without limitation, upon the occurrence of an Event of Default pursuant to Section 6.01(f) of the Credit Agreement) during the Term C Loan Repayment Premium Period, the applicable Term Loan C Lender shall be entitled to, and the Borrower shall pay as liquidated damages (it being agreed that the amount of damages that such Lender will suffer in each case are difficult to calculate), and not as a penalty, an amount equal to the Term C Loan Repayment Premium applicable to the principal balance of such Term C Loan that has been accelerated, as the case may be, determined, in the case of a Term C Loan, as if such Term C Loan had been prepaid on the date of the acceleration thereof (but, solely for the avoidance of doubt, without duplication of the Term C Loan Repayment Premium owed as set forth in Section 1(a) above), less any interest accrued and paid thereon and attributable to the period from the date of acceleration to the date of payment, in each case in addition to all other amounts (including, without limitation, all principal amounts and any accrued and unpaid interest thereon) due and payable in respect of the Obligations under this Letter Agreement, the Credit Agreement, and the other Loan Documents. Any applicable Term C Loan Repayment Premium shall also be payable in the event the Obligations on account of the Term C Loans are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means. THE BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING MAKE-WHOLE AMOUNT IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower and each other Loan Party expressly agrees and acknowledges (to the fullest extent that it may lawfully do so) that: (A) the Term C Loan Repayment Premium is reasonable and is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel; (B) the Term C Loan Repayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Term Loan C Lenders, the Borrower, and the other Loan Parties giving specific consideration in this transaction for such agreement to pay the Term C Loan Repayment Premium; and (D) the Borrower and each other Loan Party shall be estopped hereafter from claiming differently than as agreed to in this Section 1. The Borrower expressly acknowledges that its agreement to pay the Term C Loan Repayment Premium as herein described is a material inducement to Term Loan C Lenders to consummate the Transaction and extend credit on account of the Term C Loans.

2.	General Application of Term C Loan Repayment Premium; Payments.

a.

The provisions set forth in Section 1 above shall apply and remain in full force and effect at all times prior to the irrevocable payment in full in Cash of all principal, interest (including interest accruing during the pendency of an insolvency or liquidation proceeding, regardless of whether allowed or allowable in such insolvency or liquidation), the applicable Term C Loan Repayment Premium, and any other Obligations on account of the Term C Loans.

b.

All payments under this Letter Agreement shall be payable in U.S. dollars in same day funds directly to such Term Loan C Lender (or its designee) and shall be free and clear of and without deduction for (a) any and all present or future taxes (other than income taxes attributable to the Term Loan C Lenders), levies, imposts, deductions, charges or withholding taxes, and all liabilities with respect thereto and (b) any counter-claim or set-off. Each Loan Party shall pay any and all such amounts and shall indemnify, defend and hold harmless each Term Loan C Lender from and against any such amounts.

3. Tax Matters. Each Loan Party, each Term Loan C Lender and each holder of the Warrants agrees (i) to treat any Term C Loan as indebtedness for U.S. federal and applicable state and local income tax purposes, (ii) that the Warrants have a fair market value in the amount of $1,165,412 (the “Warrant Premium”), (iii) that an adjustment to the issue price of the Term C Loans will be made for the Warrant Premium for U.S. federal income and applicable state and local income tax purposes, and (iv) to reasonably consult with each other regarding the reporting on any U.S. federal (or applicable state or local) income tax return with respect to any Term C Loan, including the accrual of any original issue discount on any Term C Loan.

4. Confidentiality. Without intending to adversely modify the contents of any confidentiality agreement (including Section 9.09 of the Credit Agreement) that may have been or may be executed between any Term Loan C Lender and any Loan Party (or its respective affiliates) with respect to the Transaction, the existence and contents of this Letter Agreement (including its attachments and any related documents) and all discussions between the Term Loan C Lenders and their respective affiliates and representatives, and the Loan Parties and their respective stockholders, partners, members, managers, officers, directors, employees, agents, and representatives (collectively, the “Representatives”), relating to the Transaction are confidential to the Term Loan C Lenders and may not be disclosed by the Loan Parties or their respective Representatives to any third party without each such Term Loan C Lender’s prior written consent, except to (i) the Loan Parties’ Representatives and their respective counsel, advisors, and auditors, (ii) regulators and rating agencies, in each case, on a confidential and “need to know” basis in connection with the transactions contemplated hereby (it being understood that the Loan Parties shall be liable for any breach of this confidentiality obligation by any such person or entity), or as required by law, legal process, or judicial order, and (iii) the Administrative Agent and its Representatives. Any disclosure required by law, legal process, or judicial order may be made by the Loan Parties or their respective Representatives only after the applicable Loan Party has given the Term Loan C Lenders (to the extent such Loan Party may lawfully do so) as much notice as is reasonably practicable under the circumstances and has consulted with the Term Loan C Lenders as to the content and treatment of that disclosure. The confidentiality obligations set forth in this Letter Agreement shall extend to and apply to all drafts of the definitive Transaction documentation furnished to the Loan Parties or the Loan Parties’ respective Representatives prior to the execution and delivery of the definitive Transaction documentation.

5. Release. AS A MATERIAL INDUCEMENT TO THE TERM LOAN C LENDERS TO ENTER INTO THE SIXTH AMENDMENT AND EXTEND CREDIT ON ACCOUNT OF THE TERM C LOANS, THE BORROWER AND EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES AND LEGAL REPRESENTATIVES WHETHER OR NOT A PARTY HERETO (THE BORROWER, EACH SUCH LOAN PARTY, SUCH OWNERS, SUCCESSORS, ASSIGNS, AFFILIATES AND LEGAL REPRESENTATIVES BEING REFERRED TO HEREIN COLLECTIVELY AND INDIVIDUALLY, AS “OBLIGORS, ET AL.”), AUTOMATICALLY, AND WITHOUT FURTHER ACTION BY ANY PERSON, HEREBY FULLY, FINALLY AND COMPLETELY RELEASE AND FOREVER DISCHARGE EACH TERM LOAN C LENDER AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, “TERM LOAN C LENDER, ET AL.”) OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES), DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER RELATING TO THE FACILITIES AND/OR THE LOAN DOCUMENTS, AND WAIVE AND RELEASE ANY DEFENSE, RIGHT OF COUNTERCLAIM, RIGHT OF SET-OFF OR DEDUCTION TO THE PAYMENT OF THE OBLIGATIONS WHICH OBLIGORS, ET AL. NOW HAVE OR MAY CLAIM TO HAVE AGAINST ANY TERM LOAN C LENDER, ET AL., IN EACH CASE ARISING OUT OF, CONNECTED WITH OR RELATING TO ANY AND ALL ACTS, OMISSIONS OR EVENTS OCCURRING PRIOR TO OR IN CONNECTION WITH THE EXECUTION OF THIS LETTER AGREEMENT.

6. Indemnification. WITHOUT LIMITING ANY OF THE TERM LOAN C LENDERS’ RIGHTS, OR THE LOAN PARTIES’ OBLIGATIONS, UNDER SECTION 9.04 OF THE CREDIT AGREEMENT (WHICH THE BORROWER AND THE OTHER LOAN PARTIES HEREBY RATIFY, REITERATE AND RECONFIRM), THE LOAN PARTIES HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE AND HOLD HARMLESS EACH TERM LOAN C LENDER, EACH OF THEIR AFFILIATES AND THE RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, TRUSTEES, AGENTS AND ADVISORS OF EACH OF THE FOREGOING (EACH, AN “INDEMNIFIED PARTY”) FROM AND AGAINST, AND SHALL PAY ON DEMAND, ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) THIS LETTER AGREEMENT, AND/ OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

7. Limitation of Liability. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER AGREEMENT OR THE OTHER LOAN DOCUMENTS: (A) NONE OF THE TERM LOAN C LENDERS OR ANY INDEMNIFIED PARTY SHALL BE LIABLE TO ANY PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE OR

CONSEQUENTIAL DAMAGES IN CONNECTION WITH THEIR RESPECTIVE ACTIVITIES RELATED TO THIS LETTER AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, THE LOANS, OR OTHERWISE IN CONNECTION WITH THE FOREGOING; (B) WITHOUT LIMITING THE FOREGOING, NONE OF THE TERM LOAN C LENDERS OR ANY INDEMNIFIED PARTY SHALL BE SUBJECT TO ANY EQUITABLE REMEDY OR RELIEF, INCLUDING SPECIFIC PERFORMANCE OR INJUNCTION ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY; (C) NONE OF THE TERM LOAN C LENDERS OR ANY INDEMNIFIED PARTY SHALL HAVE ANY LIABILITY TO THE LOAN PARTIES, FOR DAMAGES OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY UNTIL THE EFFECTIVE DATE HAS OCCURRED; AND (D) PURSUANT TO SECTION 9 OF THE SIXTH AMENDMENT, IN NO EVENT SHALL LENDERS’ LIABILITY TO THE LOAN PARTIES EXCEED ACTUAL DIRECT DAMAGES INCURRED BY THE LOAN PARTIES OF UP TO $10,000,000 IN THE AGGREGATE.

8. Governing Law. THIS LETTER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LETTER AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS LETTER AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9 AND EXECUTED BY EACH OF THE PARTIES HERETO, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS LETTER AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10. Assignments; Entire Agreement. The Borrower and the other Loan Parties may not assign any of its or their rights or obligations under this Letter Agreement without the prior written consent of each of the Term Loan C Lenders and the holders of the Warrants party hereto (and any such assignment without such consent shall be null and void ab initio); provided, that, for the avoidance of doubt, it is acknowledged and agreed that each Term Loan C Lender and each holder of the Warrants party hereto may assign its rights and obligations under this Letter Agreement to any successor or subsequent assignee of the

Term C Loans or the Warrants; provided, however, that in the event that the Term Loan A Lenders and/or Term Loan B Lenders exercise the first out buy-out option pursuant to Section 10 of the Agreement Among Lenders, the rights and obligations under this Letter Agreement shall not be transferred or assigned to such purchasing Term Loan A Lenders and/or Term Loan B Lenders, and shall remain the rights and obligations of the Term Loan C Lenders (including, without limitation, the right to receive payment on account of the Term C Loan Repayment Premium on the terms and conditions set forth in this Letter Agreement). This Letter Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Letter Agreement and may only be amended by written agreement signed by the Loan Parties, the Term Loan C Lenders, and the holders of the Warrants party hereto. This Letter Agreement supersedes all prior understandings, whether written or oral, between the Term Loan C Lenders, the holders of the Warrants party hereto, and the Loan Parties with respect to the contents hereof.

11. Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Letter Agreement. Delivery of an executed counterpart of this Letter Agreement by facsimile or other electronic transmission (including an email of a signature page in “.pdf” or “.tif” format) shall be as effective as delivery of an original executed counterpart of this Letter Agreement.

12. Loan Document; Obligations. The Loan Parties agree and acknowledge that: (a) this Letter Agreement is a “Loan Document” as defined in the Credit Agreement and a “Term Loan Document” under the Intercreditor Agreement; and (b) the obligations of the Loan Parties under this Letter Agreement, including, without limitation, with respect to the Term C Loan Repayment Premium, constitute “Obligations” under the Credit Agreement, “Term Loan Obligations” under the Intercreditor Agreement, “Guaranteed Obligations” under the Guaranty, and “Obligations” under the Term Loan Security Agreement.

13. Miscellaneous. This Letter Agreement, the Sixth Amendment, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Capitalized terms defined herein in the preliminary statements and/or recitals shall be incorporated as if set out in full in the operative provisions hereunder. Section 1.04 of the Credit Agreement is hereby incorporated herein as if set out in full hereunder, mutatis mutandis. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, IN NO EVENT SHALL ANY CASH AMOUNT OR OTHER CONSIDERATION BE PAYABLE BY ANY LOAN PARTY, AND NO TERM LOAN C LENDER SHALL ACCEPT ANY CASH AMOUNT OR OTHER CONSIDERATION, UNDER ANY PROVISION OF THIS LETTER AGREEMENT, INCLUDING, WITHOUT LIMITATION, SECTION 6 OF THIS LETTER AGREEMENT, IN EACH CASE, UNTIL THE OCCURRENCE OF THE TLA/TLB REPAYMENT EVENT.

[Remainder of page left blank; signature pages follow.]

Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this letter, which shall become a binding agreement upon our receipt.

Sincerely,

CRESTVIEW III USWS HOLDINGS 2, L.P., as a Term Loan C Lender

By: Crestview III USWS GP 2, LLC, its general partner

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

CRESTVIEW III USWS, L.P., as a Warrant holder

By: Crestview III USWS GenPar, LLC, its general partner

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

CRESTVIEW III USWS TE, LLC, as a Warrant holder

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

[Signature Page – Side Letter Agreement (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]

Acknowledged and Agreed by:

U.S. WELL SERVICES, LLC, as Borrower

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

U.S. WELL SERVICES, INC., as Parent

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS HOLDINGS LLC, as Holdings

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS FLEET 10, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

USWS FLEET 11, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name: Kyle O’Neill
Title: Chief Financial Officer

[Signature Page – Side Letter Agreement (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]